UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2012

Commission File Number 1-9929

Insteel Industries, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	56-0674867
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1373 Boggs Drive, Mount Airy, North Carolina	27030
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 786-2141

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On February 6, 2012, Insteel Industries, Inc. (the “Company”) and each of its wholly-owned subsidiaries entered into that certain First Amendment to Second Amended and Restated Credit Agreement (the “Amendment”), among Insteel Wire Products Company (“IWP”), as borrower, the Company and Intercontinental Metals Corporation (“Intercontinental”), as credit parties and guarantors, and General Electric Capital Corporation (“GECC”), as agent and lender. The Amendment amends certain terms of that certain Second Amended and Restated Credit Agreement dated as of June 2, 2010 (the “Second Amended and Restated Credit Agreement”), among IWP, as borrower, the Company and Intercontinental, as credit parties and guarantors, and GECC, as agent and lender. The Second Amended and Restated Credit Agreement was previously filed with the U.S. Securities and Exchange Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated June 4, 2010 and is incorporated herein by reference. Capitalized terms used and not defined herein may be found in the Second Amended and Restated Credit Agreement.

The Amendment extends the maturity date of the revolving credit facility formerly provided by the Second Amended and Restated Credit Agreement from June 2, 2015 to June 2, 2016 and increases the commitment amount from $75 million to $100 million. Among other changes, the Amendment also adjusts: (1) the applicable interest rate margins on the revolver to a range of 1.50% to 2.50% for LIBOR-based loans and 0.50% to 1.25% for base rate loans; (2) the unused line fee to 0.250% if average borrowings are greater than or equal to 50% of the average Maximum Amount and 0.375% if average borrowings are less than 50% of the average Maximum Amount; and (3) the Fixed Charge Coverage Ratio financial covenant to become applicable when the amount of excess availability is less than $13.5 million.

The above summary is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. As of February 6, 2012, there were $13.0 million of borrowings outstanding under the revolving credit facility and the applicable interest rate margins were 1.50% for LIBOR-based loans and 0.50% for base rate loans.

Item 9.01.	Financial Statements and Exhibits

Exhibit 10.1	First Amendment to Second Amended and Restated Credit Agreement dated as of February 6, 2012, among Insteel Wire Products Company, as Borrower; Insteel Industries, Inc., as a Credit Party; Intercontinental Metals Corporation, as a Credit Party; and General Electric Capital Corporation, as Agent and Lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INSTEEL INDUSTRIES, INC.
Registrant
Date: February 6, 2012	By:	/s/ Michael C. Gazmarian
Michael C. Gazmarian
Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
10.1	First Amendment to Second Amended and Restated Credit Agreement dated as of February 6, 2012, among Insteel Wire Products Company, as Borrower; Insteel Industries, Inc., as a Credit Party; Intercontinental Metals Corporation, as a Credit Party; and General Electric Capital Corporation, as Agent and Lender